Exhibit 99.2

CITIGROUP—QUARTERLY FINANCIAL DATA SUPPLEMENT	3Q24

CITIGROUP FINANCIAL SUMMARY

(In millions of dollars, except per share amounts and as otherwise noted)

						3Q24 Increase/		Nine	Nine	YTD 2024 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2023 Increase/
	2023	2023	2024	2024	2024	2Q24	3Q23	2023	2024	(Decrease)

Total revenues, net of interest expense(1)(6)	$20,139	$17,440	$21,104	$20,139	$20,315	1%	1%	$61,022	$61,558	1%
Total operating expenses(1)(2)(3)(4)(5)(6)	13,511	15,996	14,195	13,353	13,250	(1%)	(2%)	40,370	40,798	1%
Net credit losses (NCLs)	1,637	1,994	2,303	2,283	2,172	(5%)	33%	4,443	6,758	52%
Credit reserve build (release) for loans	179	478	119	76	210	NM	17%	871	405	(54%)
Provision / (release) for unfunded lending commitments	(54)	(81)	(98)	(8)	105	NM	NM	(344)	(1)	100%
Provisions for benefits and claims, other assets and HTM debt securities	78	1,156	41	125	188	50%	NM	669	354	(47%)
Provisions for credit losses and for benefits and claims	1,840	3,547	2,365	2,476	2,675	8%	45%	5,639	7,516	33%
Income (loss) from continuing operations before income taxes	4,788	(2,103)	4,544	4,310	4,390	2%	(8%)	15,013	13,244	(12%)
Income taxes (benefits)	1,203	(296)	1,136	1,047	1,116	7%	(7%)	3,824	3,299	(14%)
Income (loss) from continuing operations	3,585	(1,807)	3,408	3,263	3,274	-	(9%)	11,189	9,945	(11%)
Income (loss) from discontinued operations, net of taxes	2	(1)	(1)	-	(1)	(100%)	NM	-	(2)	NM
Net income (loss) before noncontrolling interests	3,587	(1,808)	3,407	3,263	3,273	-	(9%)	11,189	9,943	(11%)
Net income (loss) attributable to noncontrolling interests	41	31	36	46	35	(24%)	(15%)	122	117	(4%)
Citigroup's net income (loss)	$3,546	$(1,839)	$3,371	$3,217	$3,238	1%	(9%)	$11,067	$9,826	(11%)

Diluted earnings per share:
Income (loss) from continuing operations	$1.63	$(1.16)	$1.58	$1.52	$1.51	(1%)	(7%)	$5.14	$4.61	(10%)
Citigroup's net income (loss)	$1.63	$(1.16)	$1.58	$1.52	$1.51	(1%)	(7%)	$5.14	$4.61	(10%)

Preferred dividends	$333	$300	$279	$242	$277	14%	(17%)	$898	$798	(11%)

Income allocated to unrestricted common shareholders—basic
Income (loss) from continuing operations (for EPS purposes)	$3,158	$(2,217)	$3,048	$2,943	$2,906	(1%)	(8%)	$10,048	$8,897	(11%)
Citigroup's net income (loss) (for EPS purposes)	3,160	(2,218)	3,047	2,943	2,905	(1%)	(8%)	10,048	8,895	(11%)

Income allocated to unrestricted common shareholders—diluted
Income (loss) from continuing operations (for EPS purposes)	$3,174	$(2,217)	$3,063	$2,962	$2,926	(1%)	(8%)	$10,090	$8,951	(11%)
Citigroup's net income (loss) (for EPS purposes)	3,176	(2,218)	3,062	2,962	2,925	(1%)	(8%)	10,090	8,949	(11%)

Shares (in millions):
Average basic	1,924.4	1,909.7	1,910.4	1,907.7	1,899.9	-	(1%)	1,936.9	1,906.0	(2%)
Average diluted	1,951.7	1,909.7	1,943.2	1,945.7	1,940.3	-	(1%)	1,961.5	1,943.1	(1%)
Common shares outstanding, at period end	1,913.9	1,903.1	1,907.4	1,907.8	1,891.3	(1%)	(1%)

Regulatory capital ratios and performance metrics:
Common Equity Tier 1 (CET1) Capital ratio(7)(8)(9)	13.59%	13.37%	13.45%	13.59%	13.7%
Tier 1 Capital ratio(7)(8)(9)	15.40%	15.02%	15.11%	15.30%	15.2%
Total Capital ratio(7)(8)(9)	15.78%	15.13%	15.17%	15.41%	15.3%
Supplementary Leverage ratio (SLR)(7)(9)(10)	6.04%	5.82%	5.84%	5.89%	5.8%
Return on average assets	0.58%	(0.30%)	0.55%	0.53%	0.52%			0.60%	0.53%
Return on average common equity	6.7%	(4.5%)	6.6%	6.3%	6.2%			7.3%	6.4%
Average tangible common equity (TCE) (in billions of dollars)(11)	$165.3	$165.2	$164.7	$166.1	$168.3	1%	2%	$163.2	$166.5	2%
Return on average tangible common equity (RoTCE)(11)	7.7%	(5.1%)	7.6%	7.2%	7.0%	(20) bps	(70) bps	8.3%	7.2%	(110) bps
Efficiency ratio (total operating expenses/total revenues, net)	67.1%	91.7%	67.3%	66.3%	65.2%	(110) bps	(190) bps	66.2%	66.3%	10 bps

Balance sheet data (in billions of dollars, except per share amounts):(7)
Total assets	$2,368.5	$2,411.8	$2,432.5	$2,405.7	$2,430.7	1%	3%
Total average assets	2,413.8	2,427.3	2,450.3	2,456.5	2,492.1	1%	3%	2,447.2	2,466.3	1%
Total loans	666.3	689.4	674.6	687.7	688.9	-	3%
Total deposits	1,273.5	1,308.7	1,307.2	1,278.1	1,310.0	2%	3%
Citigroup's stockholders' equity	209.5	205.5	206.6	208.3	209.1	-	-
Book value per share	99.28	98.71	99.08	99.70	101.91	2%	3%
Tangible book value per share(11)	86.90	86.19	86.67	87.53	89.67	2%	3%

Direct staff (in thousands)	240	239	237	229	229	-	(5%)

(1)	See footnote 2 on page 14.
(2)	See footnote 3 on page 14.
(3)	See footnote 4 on page 14.
(4)	See footnote 5 on page 14.
(5)	See footnote 6 on page 14.
(6)	See footnote 7 on page 14.
(7)	3Q24 is preliminary.
(8)

Citi's binding CET1 Capital and Tier 1 Capital ratios were derived under the Basel III Standardized Approach, whereas Citi's binding Total Capital ratios were derived under the Basel III Advanced Approaches framework for all periods presented. For the composition of Citi's CET1 Capital and ratio, see page 22.

(9)

Citi's regulatory capital ratios and components reflect certain deferrals based on the modified regulatory capital transition provision related to the Current Expected Credit Losses (CECL) standard. For additional information, see "Capital Resources—Regulatory Capital Treatment—Modified Transition of the Current Expected Credit Losses Methodology" in Citigroup's 2023 Annual Report on Form 10-K.

(10)	For the composition of Citi's SLR, see page 22.
(11)

TCE, RoTCE and Tangible book value per share are non-GAAP financial measures. See page 22 for a reconciliation of Tangible book value per share and Citi's average TCE to Citi's total average stockholders' equity.

Note: Ratios and variance percentages are calculated based on the displayed amounts.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

						3Q24 Increase/		Nine	Nine	YTD 2024 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2023 Increase/
	2023	2023	2024	2024	2024	2Q24	3Q23	2023	2024	(Decrease)
Revenues
Interest income (including dividends)	$34,837	$36,379	$36,223	$35,987	$36,456	1%	5%	$96,879	$108,666	12%
Interest expense	21,009	22,555	22,716	22,494	23,094	3%	10%	55,803	68,304	22%
Net interest income (NII)	13,828	13,824	13,507	13,493	13,362	(1%)	(3%)	41,076	40,362	(2%)

Commissions and fees	2,195	2,212	2,724	2,662	2,695	1%	23%	6,693	8,081	21%
Principal transactions	3,008	1,473	3,274	2,874	3,219	12%	7%	9,475	9,367	(1%)
Administrative and other fiduciary fees	971	925	1,037	1,046	1,059	1%	9%	2,856	3,142	10%
Realized gains (losses) on sales of investments, net	30	37	115	23	72	NM	NM	151	210	39%
Impairment losses on investments	(70)	(96)	(30)	(17)	(45)	NM	36%	(227)	(92)	59%
Provision for credit losses on available-for-sale (AFS) debt securities(1)	(1)	(3)	-	(4)	4	NM	NM	(1)	-	100%
Other revenue (loss)	178	(932)	477	62	(51)	NM	NM	999	488	(51%)
Total non-interest revenues (NIR)	6,311	3,616	7,597	6,646	6,953	5%	10%	19,946	21,196	6%
Total revenues, net of interest expense	20,139	17,440	21,104	20,139	20,315	1%	1%	61,022	61,558	1%

Provisions for credit losses and for benefits and claims
Net credit losses on loans	1,637	1,994	2,303	2,283	2,172	(5%)	33%	4,443	6,758	52%
Credit reserve build / (release) for loans	179	478	119	76	210	NM	17%	871	405	(54%)
Provision for credit losses on loans	1,816	2,472	2,422	2,359	2,382	1%	31%	5,314	7,163	35%
Provision for credit losses on held-to-maturity (HTM) debt securities	(3)	-	10	(5)	50	NM	NM	(24)	55	NM
Provision for credit losses on other assets	56	1,132	4	112	110	(2%)	96%	630	226	(64%)
Policyholder benefits and claims	25	24	27	18	28	56%	12%	63	73	16%
Provision for credit losses on unfunded lending commitments	(54)	(81)	(98)	(8)	105	NM	NM	(344)	(1)	100%
Total provisions for credit losses and for benefits and claims(2)	1,840	3,547	2,365	2,476	2,675	8%	45%	5,639	7,516	33%

Operating expenses
Compensation and benefits	7,424	6,882	7,673	6,888	7,058	2%	(5%)	22,350	21,619	(3%)
Premises and equipment	620	695	585	597	606	2%	(2%)	1,813	1,788	(1%)
Technology / communication	2,256	2,414	2,246	2,238	2,273	2%	1%	6,692	6,757	1%
Advertising and marketing	324	377	228	280	282	1%	(13%)	1,016	790	(22%)
Restructuring	-	781	225	36	9	(75%)	NM	N/A	270	NM
Other operating	2,887	4,847	3,238	3,314	3,022	(9%)	5%	8,499	9,574	13%
Total operating expenses	13,511	15,996	14,195	13,353	13,250	(1%)	(2%)	40,370	40,798	1%

Income (loss) from continuing operations before income taxes	4,788	(2,103)	4,544	4,310	4,390	2%	(8%)	15,013	13,244	(12%)
Provision (benefit) for income taxes	1,203	(296)	1,136	1,047	1,116	7%	(7%)	3,824	3,299	(14%)

Income (loss) from continuing operations	3,585	(1,807)	3,408	3,263	3,274	-	(9%)	11,189	9,945	(11%)

Discontinued operations
Income (loss) from discontinued operations	2	(1)	(1)	-	(1)	(100%)	NM	-	(2)	NM
Provision (benefit) for income taxes	-	-	-	-	-	-	-	-	-	-
Income (loss) from discontinued operations, net of taxes	2	(1)	(1)	-	(1)	(100%)	NM	-	(2)	NM

Net income (loss) before attribution to noncontrolling interests	3,587	(1,808)	3,407	3,263	3,273	-	(9%)	11,189	9,943	(11%)
Noncontrolling interests	41	31	36	46	35	(24%)	(15%)	122	117	(4%)
Citigroup's net income (loss)	$3,546	$(1,839)	$3,371	$3,217	$3,238	1%	(9%)	$11,067	$9,826	(11%)

(1)	This presentation is in accordance with ASC 326, which requires the provision for credit losses on AFS debt securities to be included in revenue.
(2)	This total excludes the provision for credit losses on AFS debt securities, which is disclosed separately above.

N/A Not applicable.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

						3Q24 Increase/
	September 30,	December 31,	March 31,	June 30,	September 30,	(Decrease) from
	2023	2023	2024	2024	2024(1)	2Q24	3Q23
Assets
Cash and due from banks (including segregated cash and other deposits)	$26,548	$27,342	$25,174	$26,917	$25,266	(6%)	(5%)
Deposits with banks, net of allowance	227,439	233,590	247,556	219,217	277,828	27%	22%
Securities borrowed and purchased under resale agreements, net of allowance	335,059	345,700	344,264	317,970	285,928	(10%)	(15%)
Brokerage receivables, net of allowance	66,194	53,915	61,314	64,563	63,653	(1%)	(4%)
Trading account assets	406,368	411,756	431,468	446,339	458,072	3%	13%
Investments
Available-for-sale debt securities	241,783	256,936	254,898	249,362	234,444	(6%)	(3%)
Held-to-maturity debt securities, net of allowance	259,456	254,247	252,459	251,125	248,274	(1%)	(4%)
Equity securities	7,759	7,902	7,826	7,789	7,953	2%	3%
Total investments	508,998	519,085	515,183	508,276	490,671	(3%)	(4%)
Loans
Consumer(2)	377,714	389,197	381,759	386,117	389,151	1%	3%
Corporate(3)	288,634	300,165	292,819	301,605	299,771	(1%)	4%
Loans, net of unearned income	666,348	689,362	674,578	687,722	688,922	-	3%
Allowance for credit losses on loans (ACLL)	(17,629)	(18,145)	(18,296)	(18,216)	(18,356)	(1%)	(4%)
Total loans, net	648,719	671,217	656,282	669,506	670,566	-	3%
Goodwill	19,829	20,098	20,042	19,704	19,691	-	(1%)
Intangible assets (including MSRs)	4,540	4,421	4,338	4,226	4,121	(2%)	(9%)
Premises and equipment, net of depreciation and amortization	27,959	28,747	29,188	29,399	30,096	2%	8%
Other assets, net of allowance	96,824	95,963	97,701	99,569	104,771	5%	8%
Total assets	$2,368,477	$2,411,834	$2,432,510	$2,405,686	$2,430,663	1%	3%

Liabilities
Non-interest-bearing deposits in U.S. offices	$104,061	$112,089	$112,535	$117,607	$118,034	-	13%
Interest-bearing deposits in U.S. offices	569,428	576,784	570,259	546,772	558,461	2%	(2%)
Total U.S. deposits	673,489	688,873	682,794	664,379	676,495	2%	-
Non-interest-bearing deposits in offices outside the U.S.	84,663	88,988	87,936	83,150	84,913	2%	-
Interest-bearing deposits in offices outside the U.S.	515,354	530,820	536,433	530,608	548,591	3%	6%
Total international deposits	600,017	619,808	624,369	613,758	633,504	3%	6%

Total deposits	1,273,506	1,308,681	1,307,163	1,278,137	1,309,999	2%	3%
Securities loaned and sold under repurchase agreements	256,770	278,107	299,387	305,206	278,377	(9%)	8%
Brokerage payables	75,076	63,539	73,013	73,621	81,186	10%	8%
Trading account liabilities	164,624	155,345	156,652	151,259	142,534	(6%)	(13%)
Short-term borrowings	43,166	37,457	31,910	38,694	41,340	7%	(4%)
Long-term debt	275,760	286,619	285,495	280,321	299,081	7%	8%
Other liabilities, plus allowances(4)	69,380	75,835	71,492	69,304	68,244	(2%)	(2%)
Total liabilities	$2,158,282	$2,205,583	$2,225,112	$2,196,542	$2,220,761	1%	3%

Stockholders' equity
Preferred stock	$19,495	$17,600	$17,600	$18,100	$16,350	(10%)	(16%)
Common stock	31	31	31	31	31	-	-
Additional paid-in capital	108,757	108,955	108,592	108,785	108,969	-	-
Retained earnings	202,135	198,905	200,956	202,913	204,770	1%	1%
Treasury stock, at cost	(74,738)	(75,238)	(74,865)	(74,842)	(75,840)	(1%)	(1%)
Accumulated other comprehensive income (loss) (AOCI)	(46,177)	(44,800)	(45,729)	(46,677)	(45,197)	3%	2%
Total common equity	$190,008	$187,853	$188,985	$190,210	$192,733	1%	1%

Total Citigroup stockholders' equity	$209,503	$205,453	$206,585	$208,310	$209,083	-	-
Noncontrolling interests	692	798	813	834	819	(2%)	18%
Total equity	210,195	206,251	207,398	209,144	209,902	-	-
Total liabilities and equity	$2,368,477	$2,411,834	$2,432,510	$2,405,686	$2,430,663	1%	3%

(1)	September 30, 2024 is preliminary.
(2)	Consumer loans include loans managed by USPB, Wealth, and All Other—Legacy Franchises (other than Mexico small business and middle-market banking (Mexico SBMM), and the Assets Finance Group (AFG)).
(3)	Corporate loans include loans managed by Services, Markets, Banking, and All Other—Legacy Franchises—Mexico SBMM, and the AFG.
(4)	Includes allowance for credit losses for unfunded lending commitments. See page 19.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

OPERATING SEGMENT, REPORTING UNIT, AND COMPONENT DETAILS

(In millions of dollars)

						3Q24 Increase/		Nine	Nine	YTD 2024 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2023 Increase/
	2023	2023	2024	2024	2024	2Q24	3Q23	2023	2024	(Decrease)
Revenues, net of interest expense
Services	$4,636	$4,517	$4,766	$4,680	$5,028	7%	8%	$13,585	$14,474	7%
Markets	4,748	3,366	5,357	5,086	4,817	(5%)	1%	15,283	15,260	-
Banking	1,373	978	1,736	1,627	1,597	(2%)	16%	3,737	4,960	33%
U.S. Personal Banking (USPB)	4,917	4,940	5,178	4,919	5,045	3%	3%	14,247	15,142	6%
Wealth	1,831	1,664	1,693	1,814	2,002	10%	9%	5,357	5,509	3%
All Other—managed basis(1)(2)	2,238	2,037	2,386	1,980	1,825	(8%)	(18%)	7,405	6,191	(16%)
Reconciling Items—divestiture-related impacts(3)	396	(62)	(12)	33	1	(97%)	(100%)	1,408	22	(98%)
Total net revenues—reported	$20,139	$17,440	$21,104	$20,139	$20,315	1%	1%	$61,022	$61,558	1%

Income (loss) from continuing operations
Services	$1,355	$807	$1,515	$1,498	$1,683	12%	24%	$3,894	$4,696	21%
Markets	1,065	(128)	1,421	1,469	1,089	(26%)	2%	4,066	3,979	(2%)
Banking	157	(296)	527	409	236	(42%)	50%	265	1,172	NM
USPB	756	201	347	121	522	NM	(31%)	1,619	990	(39%)
Wealth	132	21	175	210	283	35%	NM	398	668	68%
All Other—managed basis(1)(2)	(94)	(2,301)	(483)	(412)	(494)	(20%)	NM	177	(1,389)	NM
Reconciling Items—divestiture-related impacts(3)	214	(111)	(94)	(32)	(45)	(41%)	NM	770	(171)	NM
Income (loss) from continuing operations—reported	3,585	(1,807)	3,408	3,263	3,274	-	(9%)	11,189	9,945	(11%)

Discontinued operations	2	(1)	(1)	-	(1)	(100%)	NM	-	(2)	NM

Net income (loss) attributable to noncontrolling interests	41	31	36	46	35	(24%)	(15%)	122	117	(4%)

Net income (loss)	$3,546	$(1,839)	$3,371	$3,217	$3,238	1%	(9%)	$11,067	$9,826	(11%)

(1)

Includes Legacy Franchises and certain unallocated costs of global staff functions (including finance, risk, human resources, legal, and compliance-related costs), other corporate expenses, and unallocated global operations and technology expenses, and income taxes, as well as Corporate Treasury investment activities and discontinued operations.

(2)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico consumer banking, small business and middle-market banking (Mexico Consumer/SBMM) within Legacy Franchises. See page 14 for additional information.

(3)

Reconciling Items consist of the divestiture-related impacts excluded from All Other on a managed basis. See page 14 for additional information. The Reconciling Items are fully reflected in the various line items in Citi's Consolidated Statement of Income (page 2).

NM Not meaningful.

Reclassified to conform to the current period's presentation.

SERVICES

(In millions of dollars, except as otherwise noted)

						3Q24 Increase/		Nine	Nine	YTD 2024 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2023 Increase/
	2023	2023	2024	2024	2024	2Q24	3Q23	2023	2024	(Decrease)

Net interest income (including dividends)	$3,440	$3,442	$3,317	$3,225	$3,435	7%	-	$9,809	$9,977	2%
Fee revenue
Commissions and fees	782	815	797	867	847	(2%)	8%	2,310	2,511	9%
Fiduciary and administrative, and other	630	606	685	695	701	1%	11%	1,895	2,081	10%
Total fee revenue	1,412	1,421	1,482	1,562	1,548	(1%)	10%	4,205	4,592	9%
Principal transactions	267	271	248	182	266	46%	-	735	696	(5%)
All other(1)	(483)	(617)	(281)	(289)	(221)	24%	54%	(1,164)	(791)	32%
Total non-interest revenue	1,196	1,075	1,449	1,455	1,593	9%	33%	3,776	4,497	19%
Total revenues, net of interest expense	4,636	4,517	4,766	4,680	5,028	7%	8%	13,585	14,474	7%
Total operating expenses	2,520	2,596	2,666	2,734	2,588	(5%)	3%	7,435	7,988	7%
Net credit losses (recoveries) on loans	27	(6)	6	-	14	NM	(48%)	46	20	(57%)
Credit reserve build (release) for loans	6	127	34	(100)	7	NM	17%	(80)	(59)	26%
Provision (release) for credit losses on unfunded lending commitments	23	(22)	12	2	7	NM	(70%)	4	21	NM
Provisions for credit losses for other assets and HTM debt securities	39	547	12	71	99	39%	NM	334	182	(46%)
Provision for credit losses	95	646	64	(27)	127	NM	34%	304	164	(46%)
Income from continuing operations before taxes	2,021	1,275	2,036	1,973	2,313	17%	14%	5,846	6,322	8%
Income taxes	666	468	521	475	630	33%	(5%)	1,952	1,626	(17%)
Income from continuing operations	1,355	807	1,515	1,498	1,683	12%	24%	3,894	4,696	21%
Noncontrolling interests	16	21	25	27	32	19%	100%	45	84	87%
Net income	$1,339	$786	$1,490	$1,471	$1,651	12%	23%	$3,849	$4,612	20%
EOP assets (in billions)	$552	$586	$577	$569	$608	7%	10%
Average assets (in billions)	566	582	580	575	591	3%	4%	$583	$582	-
Efficiency ratio	54%	57%	56%	58%	51%	(700) bps	(300) bps	55%	55%	0 bps
Average allocated TCE (in billions)(2)	$23.0	$23.0	$24.9	$24.9	$24.9	-	8%	$23.0	$24.9	8%
RoTCE(2)	23.1%	13.6%	24.1%	23.8%	26.4%	260 bps	330 bps	22.4%	24.7%	230 bps

Revenue by component
Net interest income	$2,868	$2,887	$2,723	$2,629	$2,731	4%	(5%)	$8,198	$8,083	(1%)
Non-interest revenue	645	557	793	802	909	13%	41%	2,074	2,504	21%
Treasury and Trade Solutions (TTS)	3,513	3,444	3,516	3,431	3,640	6%	4%	10,272	10,587	3%
Net interest income	572	555	594	596	704	18%	23%	1,611	1,894	18%
Non-interest revenue	551	518	656	653	684	5%	24%	1,702	1,993	17%
Securities Services	1,123	1,073	1,250	1,249	1,388	11%	24%	3,313	3,887	17%
Total Services	$4,636	$4,517	$4,766	$4,680	$5,028	7%	8%	$13,585	$14,474	7%

Revenue by geography
North America	$1,333	$1,299	$1,243	$1,298	$1,367	5%	3%	$3,832	$3,908	2%
International	3,303	3,218	3,523	3,382	3,661	8%	11%	9,753	10,566	8%
Total	$4,636	$4,517	$4,766	$4,680	$5,028	7%	8%	$13,585	$14,474	7%

Key drivers(3) (in billions of dollars, except as otherwise noted)
Average loans by reporting unit
TTS	$82	$82	$81	$81	$86	6%	5%	$80	$83	4%
Securities Services	1	1	1	1	1	-	-	1	1	-
Total	$83	$83	$82	$82	$87	6%	5%	$81	$84	4%

ACLL as a % of EOP loans(4)	0.33%	0.47%	0.54%	0.37%	0.38%	1 bps	5 bps

Average deposits by reporting unit and selected component
TTS	$677	$681	$684	$677	$690	2%	2%	$691	$683	(1%)
Securities Services	120	122	124	127	135	6%	13%	123	129	5%
Total	$797	$803	$808	$804	$825	3%	4%	$814	$812	-

AUC/AUA (in trillions of dollars)(5)	$21.5	$23.5	$24.0	$24.2	$26.3	9%	22%
Cross-border transaction value(6)	$87.8	$99.4	$90.7	$92.7	$95.0	2%	8%	$258.6	$278.4	8%
U.S. dollar clearing volume (in millions)(7)	40.0	40.2	39.6	41.6	42.7	3%	7%	117.1	123.9	6%
Commercial card spend volumes	$16.9	$16.6	$16.8	$18.0	$18.3	2%	8%	$50.2	$53.1	6%

(1)

Services includes revenues earned by Citigroup that are subject to a revenue sharing arrangement with Banking—Corporate Lending for Investment Banking, Markets, and Services products sold to Corporate Lending clients.

(2)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.

(3)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(4)	Excludes loans that are carried at fair value for all periods.
(5)	3Q24 is preliminary.
(6)	Represents the total value of cross-border foreign exchange payments processed through Citi platforms.
(7)	Represents the number of U.S. dollar Clearing Payment instructions processed on behalf of U.S. and foreign-domiciled entities (primarily financial institutions).

NM Not meaningful.

Reclassified to conform to the current period's presentation.

MARKETS

(In millions of dollars, except as otherwise noted)

						3Q24 Increase/		Nine	Nine	YTD 2024 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2023 Increase/
	2023	2023	2024	2024	2024	2Q24	3Q23	2023	2024	(Decrease)

Net interest income (including dividends)	$1,695	$1,987	$1,706	$2,038	$1,405	(31%)	(17%)	$5,246	$5,149	(2%)
Fee revenue
Brokerage and fees	337	328	336	346	391	13%	16%	1,053	1,073	2%
Investment banking fees(1)	103	103	100	104	118	13%	15%	289	322	11%
Other(2)	31	46	62	62	64	3%	NM	101	188	86%
Total fee revenue	471	477	498	512	573	12%	22%	1,443	1,583	10%

Principal transactions	2,853	1,212	3,178	2,696	2,847	6%	-	9,260	8,721	(6%)
All other(3)	(271)	(310)	(25)	(160)	(8)	95%	97%	(666)	(193)	71%
Total non-interest revenue	3,053	1,379	3,651	3,048	3,412	12%	12%	10,037	10,111	1%
Total revenues, net of interest expense	4,748	3,366	5,357	5,086	4,817	(5%)	1%	15,283	15,260	-
Total operating expenses	3,310	3,436	3,384	3,305	3,339	1%	1%	9,822	10,028	2%
Net credit losses (recoveries) on loans	(4)	30	78	66	24	(64%)	NM	2	168	NM
Credit reserve build (release) for loans	119	40	120	(111)	37	NM	(69%)	162	46	(72%)
Provision (release) for credit losses on unfunded lending commitments	5	12	(1)	2	47	NM	NM	(7)	48	NM
Provisions for credit losses for other assets and HTM debt securities	42	127	2	32	33	3%	(21%)	72	67	(7%)
Provision for credit losses	162	209	199	(11)	141	NM	(13%)	229	329	44%
Income (loss) from continuing operations before taxes	1,276	(279)	1,774	1,792	1,337	(25%)	5%	5,232	4,903	(6%)
Income taxes (benefits)	211	(151)	353	323	248	(23%)	18%	1,166	924	(21%)
Income (loss) from continuing operations	1,065	(128)	1,421	1,469	1,089	(26%)	2%	4,066	3,979	(2%)
Noncontrolling interests	15	12	15	26	17	(35%)	13%	55	58	5%
Net income (loss)	$1,050	$(140)	$1,406	$1,443	$1,072	(26%)	2%	$4,011	$3,921	(2%)
EOP assets (in billions)	$1,009	$1,008	$1,038	$1,023	$1,002	(2%)	(1%)
Average assets (in billions)	1,026	1,033	1,048	1,064	1,082	2%	5%	$1,024	$1,065	4%
Efficiency ratio	70%	102%	63%	65%	69%	400 bps	(100) bps	64%	66%	200 bps
Average allocated TCE (in billions)(4)	$53.1	$53.1	$54.0	$54.0	$54.0	-	2%	$53.1	$54.0	2%
RoTCE(4)	7.8%	(1.0%)	10.5%	10.7%	7.9%	(280) bps	10 bps	10.1%	9.7%	(40) bps

Revenue by component
Fixed Income markets	$3,806	$2,547	$4,130	$3,564	$3,578	-	(6%)	$12,065	$11,272	(7%)
Equity markets	942	819	1,227	1,522	1,239	(19%)	32%	3,218	3,988	24%
Total	$4,748	$3,366	$5,357	$5,086	$4,817	(5%)	1%	$15,283	$15,260	-

Rates and currencies	$2,747	$1,737	$2,800	$2,466	$2,465	-	(10%)	$9,057	$7,731	(15%)
Spread products / other fixed income	1,059	810	1,330	1,098	1,113	1%	5%	3,008	3,541	18%
Total Fixed Income markets revenues	$3,806	$2,547	$4,130	$3,564	$3,578	-	(6%)	$12,065	$11,272	(7%)

Revenue by geography
North America	$1,901	$1,227	$2,067	$2,031	$1,773	(13%)	(7%)	$5,612	$5,871	5%
International	2,847	2,139	3,290	3,055	3,044	-	7%	9,671	9,389	(3%)
Total	$4,748	$3,366	$5,357	$5,086	$4,817	(5%)	1%	$15,283	$15,260	-

Key drivers(5) (in billions of dollars)
Average loans	$108	$115	$120	$119	$119	-	10%	$109	$119	9%
NCLs as a % of average loans	(0.01%)	0.10%	0.26%	0.22%	0.08%	(14) bps	9 bps	0.00%	0.19%	19 bps
ACLL as a % of EOP loans(6)	0.77%	0.71%	0.86%	0.74%	0.77%	3 bps	0 bps
Average trading account assets	$393	$392	$408	$426	$462	8%	18%	$375	$432	15%
Average deposits(7)	23	23	24	25	19	(24%)	(17%)	23	23	-

(1)	Investment banking fees are primarily composed of underwriting, advisory, loan syndication structuring, and other related financing activity.
(2)	Primarily includes other non-brokerage and investment banking fees from customer-driven activities.
(3)

Markets includes revenues earned by Citigroup that are subject to a revenue sharing arrangement with Banking—Corporate Lending for Investment Banking, Markets, and Services products sold to Corporate Lending clients.

(4)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.

(5)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(6)	Excludes loans that are carried at fair value for all periods.
(7)	During the third quarter of 2024, approximately $9 billion of Institutional deposits were moved from Markets to Corporate/Other, as they are managed by Citi Treasury. Prior periods were not impacted.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

BANKING

(In millions of dollars, except as otherwise noted)

						3Q24 Increase/		Nine	Nine	YTD 2024 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2023 Increase/
	2023	2023	2024	2024	2024	2Q24	3Q23	2023	2024	(Decrease)
Net interest income (including dividends)	$555	$551	$582	$527	$527	-	(5%)	$1,610	$1,636	2%
Fee revenue
Investment banking fees(1)	694	706	972	935	999	7%	44%	2,007	2,906	45%
Other(2)	40	38	42	50	31	(38%)	(23%)	122	123	1%
Total fee revenue	734	744	1,014	985	1,030	5%	40%	2,129	3,029	42%
Principal transactions	(164)	(223)	(227)	(126)	(197)	(56%)	(20%)	(715)	(550)	23%
All other(3)	248	(94)	367	241	237	(2%)	(4%)	713	845	19%
Total non-interest revenue	818	427	1,154	1,100	1,070	(3%)	31%	2,127	3,324	56%

Total revenues, net of interest expense	1,373	978	1,736	1,627	1,597	(2%)	16%	3,737	4,960	33%
Total operating expenses	1,225	1,161	1,179	1,131	1,116	(1%)	(9%)	3,716	3,426	(8%)

Net credit losses on loans	29	71	66	40	36	(10%)	24%	98	142	45%
Credit reserve build (release) for loans	(22)	(163)	(89)	(51)	62	NM	NM	(182)	(78)	57%
Provision (release) for credit losses on unfunded lending commitments	(64)	(63)	(96)	(9)	59	NM	NM	(291)	(46)	84%
Provisions for credit losses for other assets and HTM debt securities	1	339	(10)	(12)	20	NM	NM	48	(2)	NM
Provision for credit losses	(56)	184	(129)	(32)	177	NM	NM	(327)	16	NM
Income (loss) from continuing operations before taxes	204	(367)	686	528	304	(42%)	49%	348	1,518	NM
Income taxes (benefits)	47	(71)	159	119	68	(43%)	45%	83	346	NM
Income (loss) from continuing operations	157	(296)	527	409	236	(42%)	50%	265	1,172	NM
Noncontrolling interests	1	-	3	3	(2)	NM	NM	4	4	-
Net income (loss)	$156	$(296)	$524	$406	$238	(41%)	53%	$261	$1,168	NM
EOP assets (in billions)	$146	$148	$151	$147	$151	3%	3%
Average assets (in billions)	151	150	154	152	152	-	1%	$154	$153	(1%)
Efficiency ratio	89%	119%	68%	70%	70%	0 bps	(1,900) bps	99%	69%	(3,000) bps
Average allocated TCE (in billions)(4)	$21.4	$21.4	$21.8	$21.8	$21.8	-	2%	$21.4	$21.8	2%
RoTCE(4)	2.9%	(5.5%)	9.7%	7.5%	4.3%	(320) bps	140 bps	1.6%	7.2%	560 bps

Revenue by component
Total Investment Banking	$711	$687	$925	$853	$934	9%	31%	$1,945	$2,712	39%
Corporate Lending—excluding gain/(loss) on loan hedges(3)(5)	709	422	915	765	742	(3%)	5%	2,104	2,422	15%
Total Banking revenues (ex-gain/(loss) on loan hedges)(3)(5)	1,420	1,109	1,840	1,618	1,676	4%	18%	4,049	5,134	27%
Gain/(loss) on loan hedges(3)(5)	(47)	(131)	(104)	9	(79)	NM	(68%)	(312)	(174)	44%
Total Banking revenues including gain/(loss) on loan hedges(3)(5)	$1,373	$978	$1,736	$1,627	$1,597	(2%)	16%	$3,737	$4,960	33%

Business metrics—investment banking fees
Advisory	$299	$286	$230	$268	$394	47%	32%	$731	$892	22%
Equity underwriting (Equity Capital Markets (ECM))	123	110	171	174	129	(26%)	5%	390	474	22%
Debt underwriting (Debt Capital Markets (DCM))	272	310	571	493	476	(3%)	75%	886	1,540	74%
Total	$694	$706	$972	$935	$999	7%	44%	$2,007	$2,906	45%

Revenue by geography
North America	$623	$402	$773	$749	$837	12%	34%	$1,496	$2,359	58%
International	750	576	963	878	760	(13%)	1%	2,241	2,601	16%
Total	$1,373	$978	$1,736	$1,627	$1,597	(2%)	16%	$3,737	$4,960	33%

Key drivers(6) (in billions of dollars)
Average loans	$89	$89	$89	$89	$88	(1%)	(1%)	$92	$89	(3%)
NCLs as a % of average loans	0.13%	0.32%	0.30%	0.18%	0.16%	(2) bps	3 bps	0.14%	0.21%	7 bps
ACLL as a % of EOP loans(7)	1.75%	1.59%	1.47%	1.42%	1.54%	12 bps	(21) bps
Average deposits	1	1	1	1	1	-	-	1	1	-

(1)	Investment banking fees are primarily composed of underwriting, advisory, loan syndication structuring, and other related financing activity.
(2)	Primarily includes other non-investment banking fees from customer-driven activities.
(3)

Banking includes revenues earned by Citigroup that are subject to a revenue sharing arrangement with Banking—Corporate Lending for Investment Banking, Markets, and Services products sold to Corporate Lending clients.

(4)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.

(5)

Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain (loss) on loan hedges includes the mark-to-market on the credit derivatives, partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain (loss) on loan hedges are non-GAAP financial measures.

(6)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(7)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

U.S. PERSONAL BANKING

(In millions of dollars, except as otherwise noted)

						3Q24 Increase/		Nine	Nine	YTD 2024 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2023 Increase/
	2023	2023	2024	2024	2024	2Q24	3Q23	2023	2024	(Decrease)

Net interest income	$5,175	$5,238	$5,226	$5,103	$5,293	4%	2%	$14,912	$15,622	5%
Fee revenue
Interchange fees	2,434	2,481	2,352	2,524	2,469	(2%)	1%	7,193	7,345	2%
Card rewards and partner payments	(2,777)	(2,889)	(2,580)	(2,847)	(2,839)	-	(2%)	(8,194)	(8,266)	(1%)
Other(1)	75	98	105	114	110	(4%)	47%	251	329	31%
Total fee revenue	(268)	(310)	(123)	(209)	(260)	(24%)	3%	(750)	(592)	21%
All other(2)	10	12	75	25	12	(52%)	20%	85	112	32%
Total non-interest revenue	(258)	(298)	(48)	(184)	(248)	(35%)	4%	(665)	(480)	28%

Total revenues, net of interest expense	4,917	4,940	5,178	4,919	5,045	3%	3%	14,247	15,142	6%

Total operating expenses	2,481	2,594	2,519	2,442	2,457	1%	(1%)	7,508	7,418	(1%)

Net credit losses on loans	1,343	1,599	1,864	1,931	1,864	(3%)	39%	3,635	5,659	56%
Credit reserve build (release) for loans	114	471	337	382	41	(89%)	(64%)	993	760	(23%)
Provision (release) for credit losses on unfunded lending commit.	(1)	1	-	-	-	-	100%	-	-	-
Provisions for benefits and claims (PBC), and other assets	3	3	3	2	4	100%	33%	5	9	80%
Provisions for credit losses and for PBC	1,459	2,074	2,204	2,315	1,909	(18%)	31%	4,633	6,428	39%
Income from continuing operations before taxes	977	272	455	162	679	NM	(31%)	2,106	1,296	(38%)
Income taxes	221	71	108	41	157	NM	(29%)	487	306	(37%)
Income from continuing operations	756	201	347	121	522	NM	(31%)	1,619	990	(39%)
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-
Net income	$756	$201	$347	$121	$522	NM	(31%)	$1,619	$990	(39%)
EOP assets (in billions)	$231	$242	$237	$242	$245	1%	6%
Average assets (in billions)	230	232	233	239	244	2%	6%	$230	$239	4%
Efficiency ratio	50%	53%	49%	50%	49%	(100) bps	(100) bps	53%	49%	(400) bps
Average allocated TCE (in billions)(3)	$21.9	$21.9	$25.2	$25.2	$25.2	-	15%	$21.9	$25.2	15%
RoTCE(3)	13.7%	3.6%	5.5%	1.9%	8.2%	630 bps	(550) bps	9.9%	5.2%	(470) bps

Revenue by component
Branded Cards	$2,539	$2,620	$2,640	$2,537	$2,731	8%	8%	$7,368	$7,908	7%
Retail Services	1,728	1,636	1,900	1,746	1,715	(2%)	(1%)	4,981	5,361	8%
Retail Banking	650	684	638	636	599	(6%)	(8%)	1,898	1,873	(1%)
Total	$4,917	$4,940	$5,178	$4,919	$5,045	3%	3%	$14,247	$15,142	6%

Average loans and deposits(4) (in billions)
Average loans	$196	$202	$204	$206	$210	2%	7%	$189	$207	10%
ACLL as a % of EOP loans(5)	6.36%	6.28%	6.58%	6.60%	6.52%	(8)bps	16 bps
Average deposits	110	105	100	93	85	(9%)	(23%)	111	93	(16%)

(1)	Primarily related to retail banking and credit card-related fees.
(2)	Primarily related to revenue incentives from card networks and partners.
(3)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.

(4)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(5)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

U.S. PERSONAL BANKING

Metrics

						3Q24 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2023	2023	2024	2024	2024	2Q24	3Q23

U.S. Personal Banking Key Indicators (in billions of dollars, except as otherwise noted)

New account acquisitions (in thousands)
Branded Cards	1,146	1,105	1,170	1,144	1,224	7%	7%
Retail Services	2,152	2,617	1,658	2,034	1,799	(12%)	(16%)
Credit card spend volumes
Branded Cards	$125.2	$129.5	$120.9	$130.9	$128.9	(2%)	3%
Retail Services	23.3	26.0	20.0	23.7	21.7	(8%)	(7%)
Average loans(1)
Branded Cards	$103.2	$106.6	$107.5	$109.3	$111.1	2%	8%
Retail Services	50.2	51.6	51.7	51.0	51.2	-	2%
Retail Banking	42.2	43.9	45.0	46.0	48.0	4%	14%
EOP loans(1)
Branded Cards	$105.2	$111.1	$108.0	$111.8	$112.1	-	7%
Retail Services	50.5	53.6	50.8	51.7	51.6	-	2%
Retail Banking	43.1	44.4	45.6	46.2	49.4	7%	15%
Total revenues, net of interest expenses as a % of average loans
Branded Cards	9.76%	9.75%	9.88%	9.34%	9.78%
Retail Services	13.66%	12.58%	14.78%	13.77%	13.33%
NII as a % of average loans(2)
Branded Cards	9.12%	9.17%	9.30%	8.93%	9.20%
Retail Services	17.77%	16.99%	17.20%	16.92%	17.12%
NCLs as a % of average loans
Branded Cards	2.72%	3.06%	3.65%	3.82%	3.56%
Retail Services	4.53%	5.44%	6.32%	6.45%	6.14%
Retail Banking	0.59%	0.62%	0.69%	0.66%	0.66%
Loans 90+ days past due as a % of EOP loans
Branded Cards	0.92%	1.07%	1.19%	1.09%	1.11%
Retail Services	2.12%	2.36%	2.53%	2.36%	2.45%
Retail Banking(3)	0.38%	0.40%	0.35%	0.36%	0.35%
Loans 30-89 days past due as a % of EOP loans
Branded Cards	0.97%	1.03%	1.01%	0.94%	1.05%
Retail Services	2.13%	2.15%	2.18%	2.06%	2.29%
Retail Banking(3)	0.55%	0.62%	0.53%	0.55%	0.49%
Branches (actual)	652	647	645	641	641	-	(2%)
Mortgage originations	$3.9	$2.8	$3.1	$4.3	$4.6	7%	18%

(1)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(2)	Net interest income includes certain fees that are recorded as interest revenue.
(3)	Excludes U.S. government-sponsored agency guaranteed loans.

Reclassified to conform to the current period's presentation.

WEALTH

(In millions of dollars, except as otherwise noted)

						3Q24 Increase/		Nine	Nine	YTD 2024 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2023 Increase/
	2023	2023	2024	2024	2024	2Q24	3Q23	2023	2024	(Decrease)

Net interest income	$1,164	$1,042	$981	$1,047	$1,233	18%	6%	$3,371	$3,261	(3%)
Fee revenue
Commissions and fees	300	296	344	349	349	-	16%	908	1,042	15%
Other(1)	215	209	231	232	241	4%	12%	593	704	19%
Total fee revenue	515	505	575	581	590	2%	15%	1,501	1,746	16%
All other(2)	152	117	137	186	179	(4%)	18%	485	502	4%
Total non-interest revenue	667	622	712	767	769	-	15%	1,986	2,248	13%
Total revenues, net of interest expense	1,831	1,664	1,693	1,814	2,002	10%	9%	5,357	5,509	3%

Total operating expenses	1,669	1,623	1,642	1,542	1,601	4%	(4%)	4,862	4,785	(2%)
Net credit losses on loans	24	31	29	35	27	(23%)	13%	67	91	36%
Credit reserve build (release) for loans	(19)	(27)	(190)	(43)	8	NM	NM	(58)	(225)	NM
Provision (release) for credit losses on unfunded lending commitments	(8)	1	(8)	-	(1)	(100%)	88%	(13)	(9)	31%
Provisions for benefits and claims (PBC), and other assets	1	(1)	(1)	(1)	(1)	-	NM	(3)	(3)	-
Provisions for credit losses and for PBC	(2)	4	(170)	(9)	33	NM	NM	(7)	(146)	NM
Income from continuing operations before taxes	164	37	221	281	368	31%	NM	502	870	73%
Income taxes	32	16	46	71	85	20%	NM	104	202	94%
Income from continuing operations	132	21	175	210	283	35%	NM	398	668	68%
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-
Net income	$132	$21	$175	$210	$283	35%	NM	$398	$668	68%
EOP assets (in billions)	$233	$229	$229	$228	$230	1%	(1%)
Average assets (in billions)	238	232	236	230	229	-	(4%)	$248	$232	(6%)
Efficiency ratio	91%	98%	97%	85%	80%	(500) bps	(1,100) bps	91%	87%	(400) bps
Average allocated TCE (in billions)(3)	$13.4	$13.4	$13.2	$13.2	$13.2	-	(1%)	$13.4	$13.2	(1%)
RoTCE(3)	3.9%	0.6%	5.3%	6.4%	8.5%	210 bps	460 bps	4.0%	6.8%	280 bps

Revenue by component
Private Bank	$617	$542	$571	$611	$614	-	-	$1,790	$1,796	-
Wealth at Work	234	211	181	195	244	25%	4%	651	620	(5%)
Citigold	980	911	941	1,008	1,144	13%	17%	2,916	3,093	6%
Total	$1,831	$1,664	$1,693	$1,814	$2,002	10%	9%	$5,357	$5,509	3%

Revenue by geography
North America	$953	$858	$773	$847	$1,000	18%	5%	$2,757	$2,620	(5%)
International	878	806	920	967	1,002	4%	14%	2,600	2,889	11%
Total	$1,831	$1,664	$1,693	$1,814	$2,002	10%	9%	$5,357	$5,509	3%

Key drivers(4) (in billions of dollars)

EOP client balances
Client investment assets(5)(6)	$469	$496	$514	$541	$580	7%	24%
Deposits	302	319	320	318	316	(1%)	5%
Loans	151	151	149	150	151	1%	-
Total	$922	$966	$983	$1,009	$1,047	4%	14%

Average loans	$151	$150	$150	$150	$150	-	(1%)	$150	$150	-
ACLL as a % of EOP loans	0.53%	0.51%	0.39%	0.35%	0.36%	1 bps	(17) bps

(1)	Primarily related to fiduciary and administrative fees.
(2)	Primarily related to principal transactions revenue including FX translation.
(3)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.

(4)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(5)	Includes assets under management, and trust and custody assets.
(6)	3Q24 is preliminary.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER—MANAGED BASIS(1)(2)(3)

(In millions of dollars, except as otherwise noted)

						3Q24 Increase/		Nine	Nine	YTD 2024 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2023 Increase/
	2023	2023	2024	2024	2024	2Q24	3Q23	2023	2024	(Decrease)

Net interest income	$1,799	$1,564	$1,695	$1,553	$1,469	(5%)	(18%)	$6,128	$4,717	(23%)
Non-interest revenue(4)(9)	439	473	691	427	356	(17%)	(19%)	1,277	1,474	15%
Total revenues, net of interest expense	2,238	2,037	2,386	1,980	1,825	(8%)	(18%)	7,405	6,191	(16%)
Total operating expenses(4)(5)(6)(7)(8)(9)	2,192	4,480	2,695	2,114	2,082	(2%)	(5%)	6,761	6,891	2%
Net credit losses on loans	237	236	249	214	208	(3%)	(12%)	634	671	6%
Credit reserve build (release) for loans	(21)	93	(93)	(1)	55	NM	NM	34	(39)	NM
Provision (release) for credit losses on unfunded lending commitments	(9)	(10)	(5)	(3)	(7)	NM	22%	(37)	(15)	59%
Provisions for benefits and claims, other assets and HTM debt securities	(8)	141	35	33	33	-	NM	213	101	(53%)
Provisions for credit losses and for benefits and claims (PBC)	199	460	186	243	289	19%	45%	844	718	(15%)
Income (loss) from continuing operations before taxes	(153)	(2,903)	(495)	(377)	(546)	(45%)	NM	(200)	(1,418)	NM
Income taxes (benefits)	(59)	(602)	(12)	35	(52)	NM	12%	(377)	(29)	92%
Income (loss) from continuing operations	(94)	(2,301)	(483)	(412)	(494)	(20%)	NM	177	(1,389)	NM
Income (loss) from discontinued operations, net of taxes	2	(1)	(1)	-	(1)	(100%)	NM	-	(2)	NM
Noncontrolling interests	9	(2)	(7)	(10)	(12)	(20%)	NM	18	(29)	NM
Net income (loss)	$(101)	$(2,300)	$(477)	$(402)	$(483)	(20%)	NM	$159	$(1,362)	NM
EOP assets (in billions)	$197	$199	$201	$197	$195	(1%)	(1%)
Average assets (in billions)	203	198	199	197	194	(2%)	(4%)	$208	$195	(6%)
Efficiency ratio	98%	220%	113%	107%	114%	700 bps	1,600 bps	91%	111%	2,000 bps
Average allocated TCE (in billions)(10)	$32.5	$32.4	$25.6	$27.0	$29.2	8%	(10%)	$30.4	$27.4	(10%)

Revenue by reporting unit and component
Mexico Consumer/SBMM	$1,527	$1,460	$1,571	$1,640	$1,526	(7%)	-	$4,233	$4,737	12%
Asia Consumer	289	257	254	220	193	(12%)	(33%)	1,267	667	(47%)
Legacy Holdings Assets (LHA)	25	11	4	(133)	20	NM	(20%)	99	(109)	NM
Corporate/Other	397	309	557	253	86	(66%)	(78%)	1,806	896	(50%)
Total	$2,238	$2,037	$2,386	$1,980	$1,825	(8%)	(18%)	$7,405	$6,191	(16%)

Mexico Consumer/SBMM—key indicators (in billions of dollars)
EOP loans	$24.0	$25.2	$26.0	$24.5	$23.5	(4%)	(2%)
EOP deposits	38.3	40.2	41.0	37.6	34.6	(8%)	(10%)
Average loans	24.0	23.9	25.0	25.3	23.9	(6%)	-
NCLs as a % of average loans (Mexico Consumer only)	4.12%	4.35%	4.67%	4.30%	4.36%	1%	6%
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	1.32%	1.35%	1.32%	1.32%	1.37%	4%	4%
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	1.33%	1.35%	1.33%	1.33%	1.47%	11%	11%

Asia Consumer—key indicators (in billions of dollars)
EOP loans	$8.0	$7.4	$6.5	$5.6	$5.5	(2%)	(31%)
EOP deposits	10.8	9.5	9.0	8.3	8.4	1%	(22%)
Average loans	8.6	7.8	6.9	6.1	5.6	(8%)	(35%)

Legacy Holdings Assets—key indicators (in billions of dollars)
EOP loans	$2.8	$2.8	$2.7	$2.4	$2.5	4%	(11%)

(1)

Includes Legacy Franchises and certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses, and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations.

(2)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information.

(3)	Certain of the results of operations of All Other—managed basis are non-GAAP financial measures. See page 14 for additional information.
(4)	See footnote 2 on page 14.
(5)	See footnote 3 on page 14.
(6)	See footnote 4 on page 14.
(7)	See footnote 5 on page 14.
(8)	See footnote 6 on page 14.
(9)	See footnote 7 on page 14.
(10)	TCE is a non-GAAP financial measure. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER—MANAGED BASIS(1)(2)

Legacy Franchises(3)

(In millions of dollars, except as otherwise noted)

						3Q24 Increase/		Nine	Nine	YTD 2024 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2023 Increase/
	2023	2023	2024	2024	2024	2Q24	3Q23	2023	2024	(Decrease)

Net interest income	$1,273	$1,179	$1,278	$1,196	$1,253	5%	(2%)	$3,842	$3,727	(3%)
Non-interest revenue(4)(9)	568	549	551	531	486	(8%)	(14%)	1,757	1,568	(11%)
Total revenues, net of interest expense	1,841	1,728	1,829	1,727	1,739	1%	(6%)	5,599	5,295	(5%)
Total operating expenses(4)(5)(6)(7)(8)(9)	1,692	1,639	1,615	1,558	1,480	(5%)	(13%)	5,124	4,653	(9%)
Net credit losses on loans	237	236	249	214	208	(3%)	(12%)	634	671	6%
Credit reserve build (release) for loans	(21)	93	(93)	(1)	55	NM	NM	34	(39)	NM
Provision (release) for credit losses on unfunded lending commitments	(9)	(10)	(5)	(3)	(7)	NM	22%	(37)	(15)	59%
Provisions for benefits and claims (PBC), other assets and HTM debt securities	(7)	152	37	28	35	25%	NM	213	100	(53%)
Provisions for credit losses and for PBC	200	471	188	238	291	22%	46%	844	717	(15%)
Income (loss) from continuing operations before taxes	(51)	(382)	26	(69)	(32)	54%	37%	(369)	(75)	80%
Income taxes (benefits)	22	(114)	23	(11)	(1)	91%	NM	(205)	11	NM
Income (loss) from continuing operations	(73)	(268)	3	(58)	(31)	47%	58%	(164)	(86)	48%
Noncontrolling interests	2	1	2	-	-	-	(100%)	7	2	(71%)
Net income (loss)	$(75)	$(269)	$1	$(58)	$(31)	47%	59%	$(171)	$(88)	49%
EOP assets (in billions)	$78	$78	$80	$72	$69	(4%)	(12%)
Average assets (in billions)	84	78	78	77	70	(9%)	(17%)	$91	$75	(18%)
Efficiency ratio	92%	95%	88%	90%	85%	(500) bps	(700) bps	92%	88%	(400) bps
Allocated TCE (in billions)(10)	$10.0	$10.0	$6.2	$6.2	$6.2	-	(38%)	$10.0	$6.2	(38%)

Revenue by reporting unit and component
Mexico Consumer/SBMM	$1,527	$1,460	$1,571	$1,640	$1,526	(7%)	-	$4,233	$4,737	12%
Asia Consumer	289	257	254	220	193	(12%)	(33%)	1,267	667	(47%)
Legacy Holdings Assets (LHA)	25	11	4	(133)	20	NM	(20%)	99	(109)	NM
Total	$1,841	$1,728	$1,829	$1,727	$1,739	1%	(6%)	$5,599	$5,295	(5%)

Mexico Consumer/SBMM—key indicators (in billions of dollars)
EOP loans	$24.0	$25.2	$26.0	$24.5	$23.5	(4%)	(2%)
EOP deposits	38.3	40.2	41.0	37.6	34.6	(8%)	(10%)
Average loans	24.0	23.9	25.0	25.3	23.9	(6%)	-
NCLs as a % of average loans (Mexico Consumer only)	4.12%	4.35%	4.67%	4.30%	4.36%	1%	6%
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	1.32%	1.35%	1.32%	1.32%	1.37%	4%	4%
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	1.33%	1.35%	1.33%	1.33%	1.47%	11%	11%

Asia Consumer—key indicators (in billions of dollars)
EOP loans	$8.0	$7.4	$6.5	$5.6	$5.5	(2%)	(31%)
EOP deposits	10.8	9.5	9.0	8.3	8.4	1%	(22%)
Average loans	8.6	7.8	6.9	6.1	5.6	(8%)	(35%)

Legacy Holdings Assets—key indicators (in billions of dollars)
EOP loans	$2.8	$2.8	$2.7	$2.4	$2.5	4%	(11%)

(1)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information.

(2)	Certain of the results of operations of All Other—managed basis are non-GAAP financial measures. See page 14 for additional information.
(3)

Legacy Franchises consists of the consumer franchises in 13 markets across Asia, Poland and Russia that Citi intends to exit or has exited (collectively Asia Consumer); Mexico consumer banking (Mexico Consumer) and Small Business and Middle-Market Banking (Mexico SBMM), collectively Mexico Consumer/SBMM; and Legacy Holdings Assets (primarily North America consumer mortgage loans, Citigroup's U.K. consumer banking business and other legacy assets).

(4)	See footnote 2 on page 14.
(5)	See footnote 3 on page 14.
(6)	See footnote 4 on page 14.
(7)	See footnote 5 on page 14.
(8)	See footnote 6 on page 14.
(9)	See footnote 7 on page 14.
(10)	TCE is a non-GAAP financial measure. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER

Corporate/Other(1)

(In millions of dollars, except as otherwise noted)

						3Q24 Increase/		Nine	Nine	YTD 2024 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2023 Increase/
	2023	2023	2024	2024	2024	2Q24	3Q23	2023	2024	(Decrease)

Net interest income	$526	$385	$417	$357	$216	(39%)	(59%)	$2,286	$990	(57%)
Non-interest revenue	(129)	(76)	140	(104)	(130)	(25%)	(1%)	(480)	(94)	80%
Total revenues, net of interest expense	397	309	557	253	86	(66%)	(78%)	1,806	896	(50%)
Total operating expenses	500	2,841	1,080	556	602	8%	20%	1,637	2,238	37%
Provisions for other assets and HTM debt securities	(1)	(11)	(2)	5	(2)	NM	(100%)	-	1	100%
Income (loss) from continuing operations before taxes	(102)	(2,521)	(521)	(308)	(514)	(67%)	NM	169	(1,343)	NM
Income taxes (benefits)	(81)	(488)	(35)	46	(51)	NM	37%	(172)	(40)	77%
Income (loss) from continuing operations	(21)	(2,033)	(486)	(354)	(463)	(31%)	NM	341	(1,303)	NM
Income (loss) from discontinued operations, net of taxes	2	(1)	(1)	-	(1)	(100%)	NM	-	(2)	NM
Noncontrolling interests	7	(3)	(9)	(10)	(12)	(20%)	NM	11	(31)	NM
Net income (loss)	$(26)	$(2,031)	$(478)	$(344)	$(452)	(31%)	NM	$330	$(1,274)	NM
EOP assets (in billions)	$119	$121	$121	$125	$126	1%	6%
Average allocated TCE (in billions)(2)	22.5	22.4	19.4	20.8	23.0	11%	2%	$20.4	$21.1	3%

(1)

Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations.

(2)	TCE is a non-GAAP financial measure. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER

RECONCILING ITEMS(1)

Divestiture-Related Impacts

(In millions of dollars, except as otherwise noted)

						3Q24 Increase/		Nine	Nine	YTD 2024 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2023 Increase/
	2023	2023	2024	2024	2024	2Q24	3Q23	2023	2024	(Decrease)

Net interest income	$-	$-	$-	$-	$-	-	-	$-	$-	-
Non-interest revenue(2)(7)	396	(62)	(12)	33	1	(97%)	(100%)	1,408	22	(98%)
Total revenues, net of interest expense	396	(62)	(12)	33	1	(97%)	(100%)	1,408	22	(98%)
Total operating expenses(2)(3)(4)(5)(6)(7)	114	106	110	85	67	(21%)	(41%)	266	262	(2%)
Net credit losses on loans	(19)	33	11	(3)	(1)	67%	95%	(39)	7	NM
Credit reserve build (release) for loans	2	(63)	-	-	-	-	(100%)	2	-	(100%)
Provision (release) for credit losses on unfunded lending commitments	-	-	-	-	-	-	-	-	-	-
Provisions for benefits and claims, other assets and HTM debt securities	-	-	-	-	-	-	-	-	-	-
Provisions for credit losses and for benefits and claims (PBC)	(17)	(30)	11	(3)	(1)	67%	94%	(37)	7	NM
Income (loss) from continuing operations before taxes	299	(138)	(133)	(49)	(65)	(33%)	NM	1,179	(247)	NM
Income taxes (benefits)	85	(27)	(39)	(17)	(20)	(18%)	NM	409	(76)	NM
Income (loss) from continuing operations	214	(111)	(94)	(32)	(45)	(41%)	NM	770	(171)	NM
Income (loss) from discontinued operations, net of taxes	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-
Net income (loss)	$214	$(111)	$(94)	$(32)	$(45)	(41%)	NM	$770	$(171)	NM

(1)

Reconciling Items consist of the divestiture-related impacts excluded from the results of All Other, as well as All Other—Legacy Franchises on a managed basis. The Reconciling Items are fully reflected in Citi's Consolidated Statement of Income on page 2 for each respective line item.

(2)

3Q23 includes an approximate $403 million gain on sale recorded in revenue (approximately $284 million after various taxes) related to Citi's sale of the Taiwan consumer banking business. In addition, 3Q23 includes approximately $114 million in operating expenses (approximately $78 million after-tax), primarily related to separation costs in Mexico and severance costs in the Asia exit markets. For additional information, see Citi’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023.

(3)

4Q23 includes approximately $106 million in operating expenses (approximately $75 million after-tax), primarily related to separation costs in Mexico and severance costs in the Asia exit markets. For additional information, see Citi's Annual Report on Form 10-K for the year ended December 31, 2023.

(4)

1Q24 includes approximately $110 million in operating expenses (approximately $77 million after-tax), primarily related to separation costs in Mexico and severance costs in the Asia exit markets. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024.

(5)

2Q24 includes approximately $85 million in operating expenses (approximately $58 million after-tax), primarily related to separation costs in Mexico and severance costs in the Asia exit markets. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024.

(6)	3Q24 includes approximately $67 million in operating expenses (approximately $46 million after-tax), primarily related to separation costs in Mexico and severance costs in the Asia exit markets.
(7)

For the nine months of 2023, revenues included an approximate $1.059 billion gain on sale (approximately $727 million after taxes) related to Citi’s sale of the India consumer banking business, as well as the approximate $403 million gain on sale (approximately $284 million after-tax) related to Citi’s sale of the Taiwan consumer banking business noted above in footnote (2). In addition, for the nine months of 2023, expenses included approximately $266 million (approximately $188 million after-tax), primarily related to separation costs in Mexico and severance costs in the Asia exit markets. For additional information, see Citi’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

AVERAGE BALANCES AND INTEREST RATES(1)(2)(3)(4)(5)

Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate(4)

(In millions of dollars), except as otherwise noted	3Q23	2Q24	3Q24(5)	3Q23	2Q24	3Q24(5)	3Q23	2Q24	3Q24(5)
Assets
Deposits with banks	$260,159	$250,665	$266,300	$2,645	$2,710	$3,050	4.03%	4.35%	4.56%
Securities borrowed and purchased under resale agreements(6)	352,608	356,969	335,601	7,363	7,211	7,293	8.28%	8.12%	8.65%
Trading account assets(7)	345,864	388,641	416,636	3,893	4,503	4,451	4.47%	4.66%	4.25%
Investments	508,854	510,542	500,007	4,727	4,827	4,690	3.69%	3.80%	3.73%
Consumer loans	375,632	383,211	386,155	9,609	9,780	10,051	10.15%	10.26%	10.35%
Corporate loans	286,654	296,410	300,357	5,447	5,718	5,771	7.54%	7.76%	7.64%
Total loans (net of unearned income)(8)	662,286	679,621	686,512	15,056	15,498	15,822	9.02%	9.17%	9.17%
Other interest-earning assets	76,400	70,486	77,060	1,176	1,260	1,174	6.11%	7.19%	6.06%
Total average interest-earning assets	$2,206,171	$2,256,924	$2,282,116	$34,860	$36,009	$36,480	6.27%	6.42%	6.36%

Liabilities
Deposits	$1,121,163	$1,108,733	$1,109,067	$9,630	$10,235	$10,319	3.41%	3.71%	3.70%
Securities loaned and sold under repurchase agreements(6)	275,123	336,367	338,459	6,090	6,962	7,328	8.78%	8.32%	8.61%
Trading account liabilities(7)	111,367	103,548	96,448	892	794	792	3.18%	3.08%	3.27%
Short-term borrowings and other interest-bearing liabilities	117,435	107,277	122,255	1,956	1,908	2,009	6.61%	7.15%	6.54%
Long-term debt(9)	158,485	169,529	175,690	2,441	2,595	2,646	6.11%	6.16%	5.99%
Total average interest-bearing liabilities	$1,783,573	$1,825,454	$1,841,919	$21,009	$22,494	$23,094	4.67%	4.96%	4.99%

Net interest income as a % of average interest-earning assets (NIM)(9)				$13,851	$13,515	$13,386	2.49%	2.41%	2.33%

3Q24 increase (decrease) from:							(16) bps	(8) bps

(1)

Interest income and Net interest income include the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 21%) of $23 million for 3Q23, $22 million for 2Q24 and $24 million for 3Q24.

(2)	Citigroup average balances and interest rates include both domestic and international operations.
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average rate percentage is calculated as annualized interest over average volumes.
(5)	3Q24 is preliminary.
(6)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).

(7)

Interest expense on Trading account liabilities of Services, Markets, and Banking is reported as a reduction of Interest income. Interest income and Interest expense on cash collateral positions are reported in Trading account assets and Trading account liabilities, respectively.

(8)	Nonperforming loans are included in the average loan balances.
(9)	Excludes hybrid financial instruments with changes in fair value recorded in Principal transactions revenue.

Reclassified to conform to the current period's presentation.

EOP LOANS(1)(2)

(In billions of dollars)

						3Q24 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2023	2023	2024	2024	2024	2Q24	3Q23

Corporate loans by region
North America	$123.0	$128.9	$122.9	$129.6	$127.5	(2%)	4%
International	165.6	171.3	169.9	172.0	172.3	-	4%
Total corporate loans	$288.6	$300.2	$292.8	$301.6	$299.8	(1%)	4%

Corporate loans by segment and reporting unit
Services	$83.5	$84.7	$80.5	$88.9	$88.7	-	6%
Markets	111.9	122.0	118.3	119.5	120.0	-	7%
Banking	86.8	86.8	87.3	86.7	84.7	(2%)	(2%)
All Other - Legacy Franchises - Mexico SBMM & AFG(3)	6.4	6.7	6.7	6.5	6.4	(2%)	-
Total corporate loans	$288.6	$300.2	$292.8	$301.6	$299.8	(1%)	4%

USPB
Branded Cards	$105.2	$111.1	$108.0	$111.8	$112.1	-	7%
Retail Services	50.5	53.6	50.8	51.7	51.6	-	2%
Retail Banking	43.1	44.4	45.6	46.2	49.4	7%	15%
Total	$198.8	$209.1	$204.4	$209.7	$213.1	2%	7%

Wealth by region
North America	$101.1	$101.6	$100.0	$100.9	$99.8	(1%)	(1%)
International	49.4	49.8	48.9	49.5	51.2	3%	4%
Total	$150.5	$151.4	$148.9	$150.4	$151.0	-	-

All Other—Consumer
Mexico Consumer	$17.8	$18.7	$19.6	$18.2	$17.4	(4%)	(2%)
Asia Consumer(4)	8.0	7.4	6.5	5.6	5.5	(2%)	(31%)
Legacy Holdings Assets (LHA)	2.6	2.6	2.4	2.2	2.2	-	(15%)
Total	$28.4	$28.7	$28.5	$26.0	$25.1	(3%)	(12%)

Total consumer loans	$377.7	$389.2	$381.8	$386.1	$389.2	1%	3%

Total loans—EOP	$666.3	$689.4	$674.6	$687.7	$688.9	-	3%

Total loans—average	$662.3	$674.7	$678.8	$679.6	$686.5	1%	4%

NCLs as a % of total average loans	0.98%	1.17%	1.36%	1.35%	1.26%	(9) bps	28 bps

(1)	Corporate loans include loans managed by Services, Markets, Banking, and All Other—Legacy Franchises—Mexico SBMM, and the AFG.
(2)	Consumer loans include loans managed by USPB, Wealth, and All Other—Legacy Franchises (other than Mexico small business and middle-market banking (Mexico SBMM), and the Assets Finance Group (AFG)).
(3)

Includes Legacy Franchises corporate loans activity related to Mexico SBMM and AFG (AFG was previously reported in Markets; all periods have been reclassified to reflect this move into Legacy Franchises), as well as other LHA corporate loans.

(4)	Asia Consumer also includes loans in Poland and Russia.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

EOP DEPOSITS

(In billions of dollars)

						3Q24 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2023	2023	2024	2024	2024	2Q24	3Q23

Services, Markets, and Banking by region
North America	$371.6	$371.1	$375.7	$376.1	$394.7	5%	6%
International	412.3	431.8	436.0	431.0	444.9	3%	8%
Total	$783.9	$802.9	$811.7	$807.1	$839.6	4%	7%

Treasury and Trade Solutions	$644.8	$661.5	$662.1	$655.1	$683.7	4%	6%
Securities Services	113.7	119.9	125.3	127.8	142.0	11%	25%
Services	$758.5	$781.4	$787.4	$782.9	$825.7	5%	9%
Markets(1)	24.5	20.8	23.6	23.7	13.4	(43%)	(45%)
Banking	0.9	0.7	0.7	0.5	0.5	-	(44%)
Total	$783.9	$802.9	$811.7	$807.1	$839.6	4%	7%

USPB	$108.9	$103.2	$99.6	$86.1	$85.1	(1%)	(22%)

Wealth
North America	$183.7	$196.2	$196.0	$194.2	$191.7	(1%)	4%
International	118.6	122.4	124.3	123.8	124.6	1%	5%
Total	$302.3	$318.6	$320.3	$318.0	$316.3	(1%)	5%

All Other
Legacy Franchises
Mexico Consumer	$29.6	$31.9	$31.8	$28.6	$26.1	(9%)	(12%)
Mexico SBMM—corporate	8.7	8.3	9.2	9.0	8.5	(6%)	(2%)
Asia Consumer(2)	10.8	9.5	9.0	8.3	8.4	1%	(22%)
Legacy Holdings Assets (LHA)(3)	5.1	4.1	2.9	1.9	0.4	(79%)	(92%)
Corporate/Other(1)	24.2	30.2	22.7	19.1	25.6	34%	6%
Total	$78.4	$84.0	$75.6	$66.9	$69.0	3%	(12%)

Total deposits—EOP	$1,273.5	$1,308.7	$1,307.2	$1,278.1	$1,310.0	2%	3%

Total deposits—average	$1,315.1	$1,319.7	$1,326.4	$1,309.9	$1,311.1	-	-

(1)	During the third quarter of 2024, approximately $9 billion of institutional deposits were moved from Markets to Corporate/Other, as they are managed by Citi Treasury. Prior periods were not impacted.
(2)	Asia Consumer also includes deposits in Poland and Russia.
(3)	LHA includes deposits from the U.K. consumer banking business.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES (ACL) ROLLFORWARD

(In millions of dollars, except ratios)

									Builds						ACLL/EOP
	Balance	Builds (Releases)					FY 2023	Balance	(Releases)				YTD 2024	Balance	Loans
	12/31/22	1Q23	2Q23	3Q23	4Q23	FY 2023	FX/Other(1)	12/31/23	1Q24	2Q24	3Q24	YTD 2024	FX/Other	9/30/24	9/30/24

Allowance for credit losses on loans (ACLL)
Services	$356	$(72)	$(14)	$6	$127	$47	$(6)	$397	$34	$(100)	$7	$(59)	$-	$338
Markets	630	64	(21)	119	40	202	(12)	820	120	(111)	37	46	(6)	860
Banking	1,746	(50)	(110)	(22)	(163)	(345)	(25)	1,376	(89)	(51)	62	(78)	4	1,302
Legacy Franchises corporate (Mexico SBMM & AFG(2))	123	(27)	(7)	(1)	2	(33)	31	121	(8)	(12)	(3)	(23)	(7)	91

Total corporate ACLL	$2,855	$(85)	$(152)	$102	$6	$(129)	$(12)	$2,714	$57	$(274)	$103	$(114)	$(9)	$2,591	0.89%
U.S. Cards(3)	$11,393	$536	$276	$128	$466	$1,406	$(173)	$12,626	$326	$357	$10	$693	$23	$13,342	8.15%
Retail Banking	447	40	27	(14)	5	58	(29)	476	11	25	31	67	(1)	542
Total USPB	$11,840	$576	$303	$114	$471	$1,464	$(202)	$13,102	$337	$382	$41	$760	$22	$13,884
Wealth	883	(69)	30	(19)	(27)	(85)	(31)	767	(190)	(43)	8	(225)	(1)	541
All Other—consumer	1,396	13	76	(18)	28	99	67	1,562	(85)	11	58	(16)	(206)	1,340
Total consumer ACLL	$14,119	$520	$409	$77	$472	$1,478	$(166)	$15,431	$62	$350	$107	$519	$(185)	$15,765	4.05%

Total ACLL	$16,974	$435	$257	$179	$478	$1,349	$(178)	$18,145	$119	$76	$210	$405	$(194)	$18,356	2.70%
Allowance for credit losses on unfunded lending commitments (ACLUC)	$2,151	$(194)	$(96)	$(54)	$(81)	$(425)	$2	$1,728	$(98)	$(8)	$105	$(1)	$(2)	$1,725
Total ACLL and ACLUC (EOP)	19,125							19,873						20,081
Other(4)	243	408	145	53	1,132	1,738	(98)	1,883	14	107	160	281	(154)	2,010
Total allowance for credit losses (ACL)	$19,368	$649	$306	$178	$1,529	$2,662	$(274)	$21,756	$35	$175	$475	$685	$(350)	$22,091

(1)	Includes the January 1, 2023 opening adjustment related to the adoption of ASU No. 2022-02, Financial Instruments—Credit Losses (Topic 326): TDRs and Vintage Disclosures. See page 19.
(2)	See footnote 3 on page 16.
(3)	The September 30, 2024 ACLL balance includes approximately $23 million related to an acquired portfolio, which is also reflected in the FX/Other column in this table.
(4)	Includes ACL activity on HTM securities and Other assets.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES ON LOANS (ACLL) AND UNFUNDED LENDING COMMITMENTS (ACLUC)

(In millions of dollars)

						3Q24 Increase/		Nine	Nine	YTD 2024 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2023 Increase/
	2023	2023	2024	2024	2024	2Q24	3Q23	2023	2024	(Decrease)

Total Citigroup
Allowance for credit losses on loans (ACLL) at beginning of period	$17,496	$17,629	$18,145	$18,296	$18,216	-	4%	$16,974	$18,145
Adjustment to opening balance
Financial instruments—TDRs and Vintage Disclosures(1)	-	-	-	-	-	-	-	(352)	-
Adjusted ACLL at beginning of period	17,496	17,629	18,145	18,296	18,216	-	4%	16,622	18,145	9%
Gross credit (losses) on loans	(2,000)	(2,368)	(2,690)	(2,715)	(2,609)	4%	(30%)	(5,513)	(8,014)	(45%)
Gross recoveries on loans	363	374	387	432	437	1%	20%	1,070	1,256	17%
Net credit (losses) / recoveries on loans (NCLs)	(1,637)	(1,994)	(2,303)	(2,283)	(2,172)	(5%)	33%	(4,443)	(6,758)	(52%)
Replenishment of NCLs	1,637	1,994	2,303	2,283	2,172	(5%)	33%	4,443	6,758	52%
Net reserve builds / (releases) for loans	179	478	119	76	210	NM	17%	871	405	(54%)
Provision for credit losses on loans (PCLL)	1,816	2,472	2,422	2,359	2,382	1%	31%	5,314	7,163	35%
Other, net(2)(3)(4)(5)(6)(7)	(46)	38	32	(156)	(70)	55%	(52%)	136	(194)
ACLL at end of period (a)	$17,629	$18,145	$18,296	$18,216	$18,356	1%	4%	$17,629	$18,356
Allowance for credit losses on unfunded lending
commitments (ACLUC)(8) (a)	$1,806	$1,728	$1,629	$1,619	$1,725	7%	(4%)	$1,806	$1,725

Provision (release) for credit losses on unfunded lending commitments	$(54)	$(81)	$(98)	$(8)	$105	NM	NM	$(344)	$(1)

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (a)]	$19,435	$19,873	$19,925	$19,835	$20,081	1%	3%	$19,435	$20,081

Total ACLL as a percentage of total loans(9)	2.68%	2.66%	2.75%	2.68%	2.70%	2 bps	2 bps

Consumer
ACLL at beginning of period	$14,866	$14,912	$15,431	$15,524	$15,732	1%	6%	$14,119	$15,431
Adjustments to opening balance
Financial instruments—TDRs and Vintage Disclosures(1)	-	-	-	-	-			(352)	-
Adjusted ACLL at beginning of period	14,866	14,912	15,431	15,524	15,732	1%	6%	13,767	15,431	12%

NCLs	(1,579)	(1,899)	(2,139)	(2,175)	(2,098)	(4%)	33%	(4,288)	(6,412)	50%
Replenishment of NCLs	1,579	1,899	2,139	2,175	2,098	(4%)	33%	4,288	6,412	50%
Net reserve builds / (releases) for loans	77	472	62	350	107	(69%)	39%	1,006	519	(48%)
Provision for credit losses on loans (PCLL)	1,656	2,371	2,201	2,525	2,205	(13%)	33%	5,294	6,931	31%
Other, net(2)(3)(4)(5)(6)(7)	(31)	47	31	(142)	(74)	48%	NM	139	(185)	NM
ACLL at end of period (b)	$14,912	$15,431	$15,524	$15,732	$15,765	-	6%	$14,912	$15,765

Consumer ACLUC(8) (b)	$65	$62	$46	$42	$39	(7%)	(40%)	$65	$39

Provision (release) for credit losses on unfunded lending commitments	$(20)	$(5)	$(15)	$(4)	$(4)	-	80%	$(41)	$(23)

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (b)]	$14,977	$15,493	$15,570	$15,774	$15,804	-	6%	$14,977	$15,804

Consumer ACLL as a percentage of total consumer loans	3.95%	3.97%	4.07%	4.08%	4.05%	(3) bps	10 bps

Corporate
ACLL at beginning of period	$2,630	$2,717	$2,714	$2,772	$2,484	(10%)	(6%)	$2,855	$2,714

NCLs	(58)	(95)	(164)	(108)	(74)	(31%)	28%	(155)	(346)	NM
Replenishment of NCLs	58	95	164	108	74	(31%)	28%	155	346	NM
Net reserve builds / (releases) for loans	102	6	57	(274)	103	NM	1%	(135)	(114)	16%
Provision for credit losses on loans (PCLL)	160	101	221	(166)	177	NM	11%	20	232	NM
Other, net(2)	(15)	(9)	1	(14)	4	NM	NM	(3)	(9)
ACLL at end of period (c)	$2,717	$2,714	$2,772	$2,484	$2,591	4%	(5%)	$2,717	$2,591

Corporate ACLUC(8) (c)	$1,741	$1,666	$1,583	$1,577	$1,686	7%	(3%)	$1,741	$1,686

Provision (release) for credit losses on unfunded lending commitments	$(34)	$(76)	$(83)	$(4)	$109	NM	NM	$(303)	$22

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (c)]	$4,458	$4,380	$4,355	$4,061	$4,277	5%	(4%)	$4,458	$4,277

Corporate ACLL as a percentage of total corporate loans(9)	0.97%	0.93%	0.98%	0.85%	0.89%	4 bps	(8) bps

Footnotes to this table are on the following page (page 20).

ALLOWANCE FOR CREDIT LOSSES ON LOANS (ACLL) AND UNFUNDED LENDING COMMITMENTS (ACLUC)

The following footnotes relate to the table on the preceding page (page 19):

(1)	Includes the January 1, 2023 opening adjustment related to the adoption of ASU No. 2022-02,Financial Instruments—Credit Losses (Topic 326): TDRs and Vintage Disclosures. See page 19.
(2)

Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(3)	3Q23 primarily relates to FX translation.
(4)	4Q23 primarily relates to FX translation.
(5)	1Q24 primarily relates to FX translation.
(6)	2Q24 primarily relates to FX translation.
(7)	3Q24 primarily relates to FX translation.
(8)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.
(9)

Excludes loans that are carried at fair value of $7.4 billion $7.6 billion, $8.9 billion, $8.5 billion, and $8.1 billion at September 30, 2023, December 31, 2023, March 31, 2024, June 30, 2024, and September 30, 2024, respectively.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

NON-ACCRUAL ASSETS

(In millions of dollars)

						3Q24 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2023	2023	2024	2024	2024	2Q24	3Q23

Corporate non-accrual loans by region(1)
North America	$934	$978	$874	$456	$459	1%	(51%)
International	1,041	904	615	542	485	(11%)	(53%)
Total	$1,975	$1,882	$1,489	$998	$944	(5%)	(52%)

Corporate non-accrual loans by segment and component(1)
Banking	$953	$799	$606	$462	$348	(25%)	(63%)
Services	94	103	27	30	96	NM	2%
Markets	735	791	686	362	390	8%	(47%)
Mexico SBMM & AFG	193	189	170	144	110	(24%)	(43%)
Total	$1,975	$1,882	$1,489	$998	$944	(5%)	(52%)

Consumer non-accrual loans(1)
USPB	$280	$291	$290	$285	$292	2%	4%
Wealth	287	288	276	303	284	(6%)	(1%)
Mexico Consumer	463	479	465	425	415	(2%)	(10%)
Asia Consumer(2)	25	22	23	22	21	(5%)	(16%)
Legacy Holdings Assets—Consumer	247	235	227	217	210	(3%)	(15%)
Total	$1,302	$1,315	$1,281	$1,252	$1,222	(2%)	(6%)

Total non-accrual loans (NAL)	$3,277	$3,197	$2,770	$2,250	$2,166	(4%)	(34%)

Other real estate owned (OREO)(3)	$37	$36	$26	$27	$25	(7%)	(32%)

NAL as a percentage of total loans	0.49%	0.46%	0.41%	0.33%	0.31%	(2) bps	(18) bps

ACLL as a percentage of NAL	538%	568%	661%	810%	847%

(1)

Corporate loans are placed on non-accrual status based on a review by Citigroup's risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for consumer loans: consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans. The balances above represent non-accrual loans within Consumer loans and Corporate loans on the Consolidated Balance Sheet.

(2)	Asia Consumer also includes Non-accrual assets in Poland and Russia.
(3)

Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

COMMON EQUITY TIER 1 (CET1) CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS,

TANGIBLE COMMON EQUITY, COMMON EQUITY, BOOK VALUE

PER SHARE AND TANGIBLE BOOK VALUE PER SHARE (TBVPS)

(In millions of dollars or shares, except per share amounts and ratios)

	September 30,	December 31,	March 31,	June 30,	September 30,
CET1 Capital and Ratio and Components(1)	2023	2023	2024	2024	2024(2)

Citigroup common stockholders’ equity(3)	$190,134	$187,937	$189,059	$190,283	$192,796
Add: qualifying noncontrolling interests	193	153	159	153	168
Regulatory capital adjustments and deductions:
Add:
CECL transition provision(4)	1,514	1,514	757	757	757
Less:
Accumulated net unrealized gains (losses) on cash flow hedges, net of tax	(1,259)	(1,406)	(914)	(629)	(773)
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax	625	(410)	(1,031)	(760)	(906)
Intangible assets:
Goodwill, net of related deferred tax liabilities (DTLs)(5)	18,552	18,778	18,647	18,315	18,397
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	3,444	3,349	3,258	3,138	3,061
Defined benefit pension plan net assets and other	1,340	1,317	1,386	1,425	1,447
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards(6)	11,219	12,075	11,936	11,695	11,318
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(6)(8)	1,786	2,306	3,551	3,652	3,071
CET1 Capital	$156,134	$153,595	$153,142	$154,357	$158,106
Risk-Weighted Assets (RWA)(4)	$1,148,550	$1,148,608	$1,138,546	$1,135,750	$1,153,100
CET1 Capital ratio (CET1/RWA)	13.59%	13.37%	13.45%	13.59%	13.7%

Supplementary Leverage Ratio and Components
CET1(4)	$156,134	$153,595	$153,142	$154,357	$158,106
Additional Tier 1 Capital (AT1)(7)	20,744	18,909	18,923	19,426	17,682
Total Tier 1 Capital (T1C) (CET1 + AT1)	$176,878	$172,504	$172,065	$173,783	$175,788
Total Leverage Exposure (TLE)(4)	$2,927,392	$2,964,954	$2,948,323	$2,949,534	$3,005,668
Supplementary Leverage ratio (T1C/TLE)(4)	6.04%	5.82%	5.84%	5.89%	5.8%

Tangible Common Equity, Book Value and Tangible Book Value Per Share
Common stockholders’ equity	$190,008	$187,853	$188,985	$190,210	$192,733
Less:
Goodwill	19,829	20,098	20,042	19,704	19,691
Intangible assets (other than MSRs)	3,811	3,730	3,636	3,517	3,438
Goodwill and identifiable intangible assets (other than MSRs) related to businesses HFS	49	-	-	-	16
Tangible common equity (TCE)(9)	$166,319	$164,025	$165,307	$166,989	$169,588
Common shares outstanding (CSO)	1,913.9	1,903.1	1,907.4	1,907.8	1,891.3
Book value per share (common equity/CSO)	$99.28	$98.71	$99.08	$99.70	$101.91
Tangible book value per share (TCE/CSO)(9)	$86.90	$86.19	$86.67	$87.53	$89.67

Average TCE (in billions of dollars)(9)
Services	$23.0	$23.0	$24.9	$24.9	$24.9
Markets	53.1	53.1	54.0	54.0	54.0
Banking	21.4	21.4	21.8	21.8	21.8
USPB	21.9	21.9	25.2	25.2	25.2
Wealth	13.4	13.4	13.2	13.2	13.2
All Other	32.5	32.4	25.6	27.0	29.2
Total Citi average TCE	$165.3	$165.2	$164.7	$166.1	$168.3
Plus:
Average goodwill	$19.9	$20.4	$19.6	$19.5	$19.6
Average intangible assets (other than MSRs)	3.9	3.8	3.7	3.6	3.5
Average goodwill and identifiable intangible assets (other than MSRs) related to businesses HFS	0.1	-	-	-	-
Total Citi average common stockholders’ equity (in billions of dollars)	$189.2	$189.4	$188.0	$189.2	$191.4

(1)	See footnote 8 on page 1.
(2)	September 30, 2024 is preliminary.
(3)	Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.
(4)	See footnote 9 on page 1.
(5)	Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.
(6)

Represents deferred tax excludable from Basel III CET1 Capital, which includes net DTAs arising from net operating loss, foreign tax credit, and general business credit tax carry-forwards and DTAs arising from timing differences (future deductions) that are deducted from CET1 Capital exceeding the 10% limitation.

(7)	Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.
(8)

Assets subject to 10% / 15% limitations include MSRs, DTAs arising from temporary differences, and significant common stock investments in unconsolidated financial institutions. For all periods presented, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation.

(9)	TCE and TBVPS are non-GAAP financial measures.

Reclassified to conform to the current period's presentation.